                                                                   EXHIBIT 10(c)

                  SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of this 27th day of March, 1998 by and among RARE HOSPITALITY INTERNATIONAL, INC. (formerly known as Longhorn Steaks, Inc.), a corporation organized under the laws of Georgia (the "Borrower"), and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of Georgia), as Lenders (the "Lender").

                              Statement of Purpose

         The Lender agreed to extend certain Loans to the Borrower pursuant to the Line of Credit Agreement dated as of December 18, 1996 by and among the Borrower and the Lender, as amended by the First Amendment to Line of Credit Agreement dated as of November 6, 1997 (as so amended and as further amended or supplemented from time to time, the "Line of Credit Agreement").

         The parties now desire to amend the Line of Credit Agreement in certain respects on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Line of Credit Agreement and Loan Documents shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Line of Credit Agreement.

         3. Modification of Line of Credit Agreement. The Line of Credit Agreement is hereby amended as follows:

         (a) The definition of "Revolving Credit Agreement" in Section 1.1 of the Line of Credit Agreement is hereby deleted in its entirety and the following definition shall be substituted in lieu thereof (such amendment to be effective as of the date hereof):

         " `Revolving Credit Agreement' means the credit agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time), by and among Rare Hospitality International, Inc. (formerly known as Longhorn Steaks, Inc.) and certain Subsidiaries thereof listed on the signature pages thereto, as Borrowers, the lenders referred to therein, and First Union National Bank (formerly known as First Union National Bank of Georgia), as Agent for the lenders."

         (b) The definition of "Termination Date" in Section 1.1 of the Line of Credit Agreement is hereby deleted in its entirely and the following definition shall be substituted in lieu thereof (such amendment to be effective as of December 1, 1997):

         "        `Termination Date' means September 1, 1998."

         4. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that (giving effect to this Second Amendment): (i) each of the representations and warranties set forth in the Line of Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and (ii) as of the date hereof no Default or Event of Default has occurred and is continuing.

         5. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Lender in connection with the preparation, execution and delivery of this Second Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Lender.

         6. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         7. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         8. Fax Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.

[CORPORATE SEAL]                    RARE HOSPITALITY INTERNATIONAL, INC.

                                    By:   /s/ W. Douglas Benn
                                       ---------------------------------
                                    Name: W. Douglas Benn
                                         -------------------------------
                                    Title: CFO
                                          ------------------------------

                                    FIRST UNION NATIONAL BANK, as
                                    Agent and Lender


                                    By:    /s/ James R. Mortimer
                                       ---------------------------------
                                    Name:  James R. Mortimer
                                         -------------------------------
                                    Title: Senior Vice President
                                          ------------------------------



                                      -3-